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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in this registration statement on Form S-4 (33-63993) of our reports dated January 30, 1995, on our audits of the financial statements and financial statement schedule of EMC Corporation. We also consent to the reference to our firm under the caption "Experts."

                                          Coopers & Lybrand L.L.P.

Boston, MA
November 28, 1995